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                                                                      EXHIBIT 24


                        DIRECT CONNECT INTERNATIONAL INC.

                                POWER OF ATTORNEY

                                    FORM 10-K

The undersigned, Direct Connect International Inc., a Delaware corporation, and certain of its officers and/or directors, do each hereby consititute and appoint Peter L. Schneider, William B. Rodman, and Barry A. Rosner, and each of them, to act as attorneys-in-fact for and in the respective names, places and stead of the undersigned, to execute, seal, sign and file with the Securities and Exchange Commission an annual report of said Direct Connect International Inc. on Form 10-K and any and all amendments thereto for the purpose of filing under the Securities Exchange Act of 1934, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

                      Executed the 30th day of September 1999.

                            DIRECT CONNECT INTERNATIONAL INC.

                            By /S/ PETER L. SCHNEIDER
                               ----------------------
                               President
[Corporate Seal]
ATTEST:

/S/ WILLIAM B. RODMAN
---------------------
Secretary

                           Principal Executive Officers and
                           all of the Directors
                           --------------------
/S/ JOSEPH M. SALVANI      Chairman and Principal
---------------------
Joseph M. Salvani          Executive Officer and Director


/S/ PETER L. SCHNEIDER     President and Principal Operating
----------------------
Peter L. Schneider         Officer and Director


/S/ BARRY A. ROSNER        Vice President, Treasurer and
-------------------
Barry A. Rosner            Principal Financial and Accounting
                           Officer and Director